Exhibit 23.2






                         CONSENT OF INDEPENDENT AUDITORS





Board of Directors
Centura Banks, Inc.:


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                            KPMG PEAT MARWICK LLP



Raleigh, North Carolina

March 24, 1997